UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 12, 2010

STANDARD MICROSYSTEMS CORPORATION
(Exact name of Company as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Arkay Drive, Hauppauge, New York     11788
(Address of principal executive offices) (Zip Code)

(631) 435-6000
(Company's telephone number, including area code)

N/A
(Former  name,  former  address and former  fiscal year,  if changed  since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Standard Microsystems Corporation, a Delaware corporation, filed a Current  Report on Form 8-K on January 7, 2011,  describing  its  acquisition of Symwave, Inc.  This Current Report on Form  8-K/A  amends the  previously  filed  Form 8-K to  include  the  financial information required by Item 9.01 of Form 8-K. This Current Report on Form 8-K/A contains  forward-looking   statements  that  involve  risks  and  uncertainties relating to this  transaction  and actual  results and  developments  may differ materially  from  those  described  in this  amended  Current  Report.  For more information  about the Company and risks  relating to  investing in the Company, please refer to information contained within the Company's annual report on Form 10-K for the fiscal year ended February 28, 2010.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 12, 2010, the Company completed its acquisition of Symwave, Inc. (“Symwave”), pursuant to the terms of the Agreement and Plan of Merger, dated as of November 12, 2010 (the “Merger Agreement”), by and among the Company, Symwave and SMSC Acquisition Corp., a wholly owned subsidiary of the Company (the “Merger Sub”).  Pursuant to the Merger Agreement, the Merger Sub merged with and into Symwave, and Symwave was renamed “SMSC Storage, Inc.”  Headquartered in Laguna Niguel, CA, with design centers in San Diego, CA and Shenzhen, China, Symwave is a supplier of “USB 3.0” storage and transfer technology.  The Company had previously made a $5.3 million equity investment in Symwave and provided  $3.1 million in bridge financing to Symwave.  Under the terms of the Merger Agreement, the Company paid no upfront cash consideration and agreed to make quarterly cash payments to former Symwave shareholders upon achievement of certain revenue and gross profit margin goals.  The former shareholders of Sywmave were principally venture capital funds and officers and employees of Symwave.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The  audited  financial  statements  of Symwave as of December 31, 2009 and 2008 and for the years then ended, the unaudited financial statements as of September 30, 2010 and 2009 and for the nine month periods then ended, together with the accompanying Independent Auditors' Report, are set forth in Exhibit 99.1.

(b)  Unaudited Pro Forma Financial Information

The unaudited pro forma condensed  combined  financial  information for SMSC and
Symwave, for the periods reflected therein, is set forth in Exhibit 99.2.

(c)  Exhibits

23.1   Consent of Independent Auditors
99.1   Audited financial  statements of Symwave, Inc., as of and for the years ended December 31, 2009 and 2008, the unaudited financial statements as of and for the nine month periods then ended September 30, 2010 and 2009, together with the accompanying Independent Auditors' Report
99.2   Pro Forma Condensed Combined Financial Information for SMSC and Symwave

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION
(Company)

Date: February 9, 2011	By: /s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer

Exhibit Index

Exhibit #         Description

23.1	Consent of Independent Auditors

99.1
Audited financial  statements of Symwave, Inc., as of and for the years ended December 31, 2009 and 2008, the unaudited financial statements as of and for the nine month periods then ended September 30, 2010 and 2009, together with the accompanying  Independent Auditors' Report

99.2	Pro Forma Condensed Combined Financial Information for SMSC and Symwave